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                                                                     EXHIBIT 23



                        CONSENT OF INDEPENDENT AUDITORS



     We consent to the incorporation by reference in the Registration Statement (Form S-8) pertaining to the ANTEC Corporation Amended and Restated Employee Stock Incentive Plan of our report dated January 30, 1996, with respect to the consolidated financial statements of ANTEC Corporation included in its Annual Report (Form 10-K) for the year ended December 31, 1995, filed with the Securities and Exchange Commission.



                                                     ERNST & YOUNG LLP



Chicago, Illinois
September 12, 1996



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